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                                                                  Exhibit (e)(3)

       SERVICE REQUEST

              PLATINUM
    Investor (SM) PLUS
THE UNITED STATES LIFE

Platinum Investor - Fixed Option

     .    Division 242 - USL Declared Fixed Interest Account

Platinum Investor - Variable Divisions

AIM Variable Insurance Funds
----------------------------
     .    Division 270 - AIM V.I. International Growth
     .    Division 271 - AIM V.I. Premier Equity
The Alger American Fund
-----------------------
     .    Division 273 - Leveraged All Cap
     .    Division 272 - Mid Cap Growth
American Century Variable Portfolios, Inc.
------------------------------------------
     .    Division 274 - VP Value
Credit Suisse Trust
-------------------
     .    Division 275 - Small Cap Growth
Dreyfus Investment Portfolios
-----------------------------
     .    Division 276 - MidCap Stock
Dreyfus Variable Investment Fund
--------------------------------
     .    Division 277 - Quality Bond
     .    Division 278 - Developing Leaders
Fidelity Variable Insurance Products Fund
-----------------------------------------
     .    Division 282 - VIP Asset Manager
     .    Division 281 - VIP Contrafund
     .    Division 279 - VIP Equity-Income
     .    Division 280 - VIP Growth
     .    Division 283 - Mid Cap
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
     .    Division 287 - Franklin Small Cap Value Securities
     .    Division 284 - Franklin U.S. Government
     .    Division 285 - Mutual Shares Securities
     .    Division 286 - Templeton Foreign Securities
Janus Aspen Series
------------------
     .    Division 288 - International Growth
     .    Division 290 - Mid Cap Growth
     .    Division 289 - Worldwide Growth
J.P. Morgan Series Trust II
---------------------------
     .    Division 291 - JPMorgan Small Company
     .    Division 292 - JPMorgan Mid Cap Value
MFS Variable Insurance Trust
----------------------------
     .    Division 295 - MFS Capital Opportunities
     .    Division 293 - MFS Emerging Growth
     .    Division 296 - MFS New Discovery
     .    Division 294 - MFS Research
Neuberger Berman Advisers Management Trust
------------------------------------------
     .    Division 297 - Mid-Cap Growth
Oppenhheimer Variable Account Funds
-----------------------------------
    .    Division 299 - Global Securities
    .    Division 298 - Multiple Strategies
PIMCO Variable Insurance Trust
------------------------------
     .    Division 301 - PIMCO Real Return
     .    Division 300 - PIMCO Short-Term
     .    Division 302 - PIMCO Total Return
Putnam Variable Trust
---------------------
     .    Division 303 - Putnam VT Diversified Income
     .    Division 304 - Putnam VT Growth and Income
     .    Division 305 - Putnam VT Int'l Growth and Income
SunAmerica Series Trust
-----------------------
     .    Division 307 - Aggressive Growth
     .    Division 306 - SunAmerica Balanced
The Universal Institutional Funds, Inc.
---------------------------------------
     .    Division 308 - Equity Growth
     .    Division 309 - High Yield
VALIC Company I
---------------
     .    Division 310 - International Equities
     .    Division 311 - Mid Cap Index
     .    Division 312 - Money Market I
     .    Division 314 - Nasdaq-100 Index
     .    Division 316 - Science & Technology
     .    Division 315 - Small Cap Index
     .    Division 313 - Stock Index
Vanguard Variable Insurance Fund
--------------------------------
     .    Division 317 - High Yield Bond
     .    Division 318 - REIT Index
Van Kampen Life Investment Trust
--------------------------------
     .    Division 319 - Growth & Income

AGLC100817                                                               REV0803

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 Complete and return this request to:              THE UNITED STATES LIFE Insurance Company
         Administrative Center                          In The City of New York ("USL")
  PO Box 4880 Houston, TX. 77210-4880                 Administrative Center: Houston, TX
            (800) 251-3720
Hearing Impaired (TDD): (888) 436-5258         VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
          Fax:(877) 445-3098

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[_] POLICY                1. POLICY #: _______________________________________  INSURED: ___________________________________________
    IDENTIFICATION
                             ADDRESS: _________________________________________________________________New Address (yes) (no)
COMPLETE THIS SECTION FOR
      ALL REQUESTS.          Primary Owner (If other than insured): ___________________________________

                             Address: _________________________________________________________________New Address (yes) (no)

                             Primary Owner's S.S. No. or Tax I.D. No. __________________ Phone Number: (    ) _________-____________

                             Joint Owner (If applicable): __________________________________________________________________________

                             Address: _________________________________________________________________New Address (yes) (no)

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[_] NAME                  2. Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary
    CHANGE
                             Change Name From: (First, Middle, Last)              Change Name To: (First, Middle, Last)
       Complete this
  section if the name of     ___________________________________________________  __________________________________________________
 the Insured, Owner, Payor
or Beneficiary has changed.  Reason for Change: (Circle One) Marriage   Divorce   Correction   Other (Attach copy of legal proof)
(Please note, this does not
change the Insured, Owner,
   Payor or Beneficiary
       designation).

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[_] CHANGE IN             3. INVESTMENT DIVISION                          PREM %      DED %
    ALLOCATION
    PERCENTAGES              [242) USL Declared Fixed Interest Account    _____       _____

    Use this section to      AIM Variable Insurance Funds
 indicate how premiums or    ----------------------------
monthly deductions are to    (270) AIM V.I. International Growth          _____       _____
    be allocated. Total      (271) AIM V.I. Premier Equity                _____       _____
allocation in each column
  must equal 100%; whole     The Alger American Fund
      numbers only.          -----------------------
                             (273) Leveraged All Cap                      _____       _____
                             (272) Mid Cap Growth                         _____       _____

                             American Century Variable Portfolios, Inc.
                             ------------------------------------------
                             (274) VP Value                               _____       _____

                             Credit Suisse Trust
                             -------------------
                             (275) Small Cap Growth                       _____       _____

                             Dreyfus Investment Portfolios
                             -----------------------------
                             (276) MidCap Stock                           _____       _____

                             Dreyfus Variable Investment Fund
                             --------------------------------
                             (277) Quality Bond                           _____       _____
                             (278) Developing Leaders                     _____       _____

                             Fidelity Variable Insurance Products Fund
                             -----------------------------------------
                             (282) VIP Asset Manager                      _____       _____
                             (281) VIP Contrafund                         _____       _____
                             (279) VIP Equity-Income                      _____       _____
                             (280) VIP Growth                             _____       _____
                             (283) Mid Cap                                _____       _____

                             Franklin Templeton Variable Insurance Products Trust
                             ----------------------------------------------------
                             (287) Franklin Small Cap Value Securities    _____       _____
                             (284) Franklin U.S. Government               _____       _____
                             (285) Mutual Shares Securities               _____       _____
                             (286) Templeton Foreign Securities           _____       _____

                             Janus Aspen Series
                             ------------------
                             (288) International Growth                   _____       _____
                             (290) Mid Cap Growth                         _____       _____
                             (289) Worldwide Growth                       _____       _____

                             J.P. Morgan Series Trust II
                             ---------------------------
                             (291) JPMorgan Small Company                 _____       _____
                             (292) JPMorgan Mid Cap Value                 _____       _____

                             MFS Variable Insurance Trust
                             ----------------------------
                             (295) MFS Capital Opportunities              _____       _____
                             (293) MFS Emerging Growth                    _____       _____
                             (296) MFS New Discovery                      _____       _____
                             (294) MFS Research                           _____       _____


                             INVESTMENT DIVISION                          PREM %      DED %

                             Neuberger Berman Advisers Management Trust
                             ------------------------------------------
                             (297) Mid-Cap Growth                         _____       _____

                             Oppenheimer Variable Account Funds
                             ---------------------------------
                             (299) Global Securities                      _____       _____
                             (298) Multiple Strategies                    _____       _____

                             PIMCO Variable Insurance Trust
                             ------------------------------
                             (301) PIMCO Real Return                      _____       _____
                             (300) PIMCO Short-Term                       _____       _____
                             (302) PIMCO Total Return                     _____       _____

                             Putnam Variable Trust
                             ---------------------
                             (303) Putnam VT Diversified Income           _____       _____
                             (304) Putnam VT Growth and Income            _____       _____
                             (305) Putnam VT Int`l Growth and Income      _____       _____

                             SunAmerica Series Trust
                             -----------------------
                             (307) Aggressive Growth                      _____       _____
                             (306) SunAmerica Balanced                    _____       _____

                             The Universal Institutional Funds, Inc.
                             ---------------------------------------
                             (308) Equity Growth                          _____       _____
                             (309) High Yield                             _____       _____

                             VALIC Company I
                             ---------------
                             (310) International Equities                 _____       _____
                             (311) Mid Cap Index                          _____       _____
                             (312) Money Market I                         _____       _____
                             (314) Nasdaq-100 Index                       _____       _____
                             (316) Science & Technology                   _____       _____
                             (315) Small Cap Index                        _____       _____
                             (313) Stock Index                            _____       _____

                             Vanguard Variable Insurance Fund
                             --------------------------------
                             (317) High Yield Bond                        _____       _____
                             (318) REIT Index                             _____       _____

                             Van Kampen Life Investment Trust
                             --------------------------------
                             (319) Growth & Income                        _____       _____
                             Other: __________________________________    _____       _____
                                                                          100%        100%
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AGLC100817                                                               REV0803

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[_] MODE OF                    4.    Indicate frequency and premium amount desired: $ _____ Annual $ _____ Semi-Annual
    PREMIUM                                                                        $ _____ Quarterly $ _____ Monthly (Bank Draft
    PAYMENT/BILLING                                                                                                   Only)
    METHOD CHANGE
                                    Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
Use this section to change the                                                               (attach a Bank Draft Authorization
billing frequency and/or method                                                               Form and "Void" Check)
  of premium payment. Note,
however, that USL will not bill      Start Date: _________/ _________/ _________
you on a direct monthly basis.
 Refer to your policy and its
related prospectus for further
information concerning minimum
 premiums and billing options.

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[_] LOST POLICY                5.
    CERTIFICATE                     I/we hereby certify that the policy of insurance for the listed policy has been

 Complete this section if applying   ________ LOST _________ DESTROYED _________ OTHER.
for a Certificate of Insurance or
duplicate policy to replace a lost  Unless I/we have directed cancellation of the policy, I/we request that a:
 or misplaced policy. If a full
   duplicate policy is being               ________ Certificate of Insurance at no charge
  requested, a check or money
order for $25 payable to USL must          ________ Full duplicate policy at a charge of $25
 be submitted with this request.
                                    be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to USL for cancellation.

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[_] DOLLAR COST                6.
    AVERAGING                       Designate the day of the month for transfers: ________ (choose a day from 1-28)

   ($5,000 minimum initial          Frequency of transfers (check one): _____ Monthly _____ Quarterly accumulation value) An amount
 may be deducted periodically       _____ Semi-Annually _____ Annually
   from the Money Market I
 Division and placed in one or      I want: $ __________ ($100 minimum, whole dollars only) taken from the Money Market I
 more of the Divisions listed.      Division (149) and transferred to the following Divisions:
    The USL Declared Fixed
Interest Account is not available
  for Dollar Cost Averaging.
Please refer to the prospectus
 for more information on the
Dollar Cost Averaging Option.

 AIM Variable Insurance Funds                               Neuberger Berman Advisers Management Trust
 ----------------------------                               ------------------------------------------
 (270) AIM V.I. International Growth        $ __________    (297) Mid-Cap Growth                       $ _________
 (271) AIM V.I. Premier Equity              $ __________    Oppenheimer Variable Account Funds
 American Century Variable Portfolios, Inc.                  ---------------------------------
 -----------------------------------------                  (299) Global Securities                    $ _________
 (274) VP Value                             $ __________    (298) Multiple Strategies                  $ _________
 The Alger American Fund                                    PIMCO Variable Insurance Trust
 -----------------------                                    ------------------------------
 (273) Leveraged All Cap                    $ __________    (301) PIMCO Real Return                    $ _________
 (272) Mid Cap Growth                       $ __________    (300) PIMCO Short-Term                     $ _________
 Credit Suisse Trust                                        (302) PIMCO Total Return                   $ _________
 -------------------                                        Putnam Variable Trust
 (275) Small Cap Growth                     $ __________    ---------------------
 Dreyfus Investment Portfolios                              (303) Putnam VT Diversified Income         $ _________
 -----------------------------                              (304) Putnam VT Growth and Income          $ _________
 (276) MidCap Stock                         $ __________    (305) Putnam VT Int`l Growth and Income    $ _________
 Dreyfus Variable Investment Fund                           SunAmerica Series Trust
 --------------------------------                           -----------------------
 (277) Quality Bond                         $ __________    (307) Aggressive Growth                    $ _________
 (278) Developing Leaders                   $ __________    (306) SunAmerica Balanced                  $ _________
 Fidelity Variable Insurance Products Fund                  The Universal Institutional Funds, Inc.
 -----------------------------------------                  ---------------------------------------
 (282) VIP Asset Manager                    $ __________    (308) Equity Growth                        $ _________
 (281) VIP Contrafund                       $ __________    (309) High Yield                           $ _________
 (279) VIP Equity-Income                    $ __________    VALIC Company I
 (280) VIP Growth                           $ __________    ---------------
 (283) Mid Cap                              $ __________    (310) International Equities               $ _________
 Franklin Templeton Variable Insurance Products Trust       (311) Mid Cap Index                        $ _________
 ----------------------------------------------------       (314) Nasdaq-100 Index                     $ _________
 (287) Franklin Small Cap Value Securities  $ __________    (316) Science & Technology                 $ _________
 (284) Franklin U.S. Government             $ __________    (315) Small Cap Index                      $ _________
 (285) Mutual Shares Securities             $ __________    (313) Stock Index                          $ _________
 (286) Templeton Foreign Securities         $ __________    Vanguard Variable Insurance Fund
 Janus Aspen Series                                         --------------------------------
 ------------------                                         (317) High Yield Bond                      $ _________
 (288) International Growth                 $ __________    (318) REIT Index                           $ _________
 (290) Mid Cap Growth                       $ __________    Van Kampen Life Investment Trust
 (289) Worldwide Growth                     $ __________    --------------------------------
 J.P. Morgan Series Trust II                                (319) Growth & Income                      $ _________
 ---------------------------                                Other:__________________________           $ _________
 (291) JPMorgan Small Company               $ __________
 (292) JPMorgan Mid Cap Value               $ __________
 MFS Variable Insurance Trust
 ----------------------------
 (295) MFS Capital Opportunities            $ __________
 (293) MFS Emerging Growth                  $ __________
 (296) MFS New Discovery                    $ __________
 (294) MFS Research                         $ __________
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AGLC100817                                                               REV0803

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[_] CORRECT AGE                    7. Name of Insured for whom this correction is submitted: ___________________________

Use this section to correct the age
 of any person covered under this
policy. Proof of the correct date of  Correct DOB: ________/________/________
    birth must accompany this
            request.


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[_] TRANSFER OF                    8.                                 (Division Name or Number)       (Division Name or Number)
    ACCUMULATED
    VALUES                            Transfer $______or ______% from ___________________________ to ___________________________.

 Use this section if you want to      Transfer $______or ______% from ___________________________ to ___________________________.
  move money between divisions.
Withdrawals from the USL Declared     Transfer $______or ______% from ___________________________ to ___________________________.
Fixed Interest Account are limited
  to 60 days after the policy         Transfer $______or ______% from ___________________________ to ___________________________.
 anniversary and to no more than
25% of the total unloaned value of    Transfer $______or ______% from ___________________________ to ___________________________.
 the USL Declared Fixed Interest
Account on the policy anniversary.    Transfer $______or ______% from ___________________________ to ___________________________.
If a transfer causes the balance in
 any division to drop below $500,     Transfer $______or ______% from ___________________________ to ___________________________.
USL reserves the right to transfer
    the remaining balance.            Transfer $______or ______% from ___________________________ to ___________________________.
 Amounts to be transferred should
be indicated in dollar or percentage  Transfer $______or ______% from ___________________________ to ___________________________.
 amounts, maintaining consistency
         throughout.                  Transfer $______or ______% from ___________________________ to ___________________________.

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[_] AUTOMATIC                      9. Indicate frequency: ______Quarterly ______Semi-Annually ______Annually
    REBALANCING
                                                    (Division Name or Number)                        (Division Name or Number)
   ($5,000 minimum accumulation
value) Use this section to apply for
   or make changes to Automatic       ________%: _________________________________      ________%: _________________________________
    Rebalancing of the variable
   divisions. Please refer to the     ________%: _________________________________      ________%: _________________________________
  prospectus for more information
   on the Automatic Rebalancing       ________%: _________________________________      ________%: _________________________________
Option. This option is not available
  while the Dollar Cost Averaging     ________%: _________________________________      ________%: _________________________________
        Option is in use.
                                      ________%: _________________________________      ________%: _________________________________

                                      ________%: _________________________________      ________%: _________________________________

                                      ________%: _________________________________      ________%: _________________________________

                                      ________%: _________________________________      ________%: _________________________________

                                      ________%: _________________________________      ________%: _________________________________

                                      ________%: _________________________________      ________%: _________________________________

                                      ________%: _________________________________      ________%: _________________________________

                                      ________%: _________________________________      ________%: _________________________________


                                      ________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.




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AGLC100817                                                               REV0803

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[_] REQUEST FOR                   10.   ______I request a partial surrender of $______ or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/                          ______I request a loan in the amount of $______.
    POLICY LOAN

  Use this section to apply for a       ______I request the maximum loan amount available from my policy.
  partial surrender from or policy
   loan against policy values. For
   detailed information concerning      Unless you direct otherwise below, proceeds are allocated according to the deduction
  these two options please refer to     allocation percentages in effect, if available; otherwise they are taken pro-rata from the
     your policy and its related        USL Declared Fixed Interest Account and Variable Divisions in use.
prospectus. If applying for a partial
  surrender, be sure to complete the    ____________________________________________________________________________________________
        Notice of Withholding
 section of this Service Request in     ____________________________________________________________________________________________
      addition to this section.
                                        ____________________________________________________________________________________________

                                        ____________________________________________________________________________________________

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[_] NOTICE OF                     11.   The taxable portion of the distribution you receive from your variable universal life
    WITHHOLDING                         insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of
Complete this section if you have       residence. You may elect not to have withholding apply by checking the appropriate box
applied for a partial surrender in      below. If you elect not to have withholding apply to your distribution or if you do not have
           Section 10.                  enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                        Check one:______ I do want income tax withheld from this distribution.

                                                  ______ I do not want income tax withheld from this distribution.

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[_] AFFIRMATION/                  12.   --------------------------------------------------------------------------------------------
    SIGNATURE                           CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup
  Complete this section for             withholding under Section 3406(a)(l)(c) of the Internal Revenue Code.
       ALL requests.
                                        The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                                        --------------------------------------------------------------------------------------------

                                        Dated at________________________ this__________ day of _______________________,_____________
                                                CITY, STATE


                                        X                                                 X
                                        --------------------------------------------      ------------------------------------------
                                        SIGNATURE OF OWNER                                SIGNATURE OF WITNESS


                                        X                                                 X
                                        --------------------------------------------      ------------------------------------------
                                        SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS


                                        X                                                 X
                                        --------------------------------------------      ------------------------------------------
                                        SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS


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AGLC100817                                                               REV0803